UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2008

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices)

(502) 891-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Amendment No. 1 amends the Current Report on Form 8-K of the Registrant dated March 24, 2008, as filed with the Securities and Exchange Commission (SEC) on March 28, 2008 (the March 8-K) related to our acquisition of the assets of all the Medicare-certified home health agencies owned and operated by Apex Home Healthcare Services, LLC. This Form 8-K/A amends the March 8-K to update information contained in Item 1.01, to include the financial statements required by Item 9.01 of Form 8-K and to include additional exhibits under Item 9.01(d) of Form 8-K. Except as modified herein, the information previously reported in the March 8-K is hereby incorporated by reference into this Form 8-K/A. Capitalized items not otherwise defined herein shall have the meaning set forth in the March 8-K.

Item 1.01           Entry into a Material Definitive Agreement.

On May 1, 2008, the Registrant consummated the transaction contemplated in the Agreement with Apex House Call Doctors, L.L.C.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. The audited historical combined financial statements listed below are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference:

Independent Auditors’ Report

Audited financial statements of Apex Home Healthcare Services, LLC, and Combined Entities as of and for the year ended December 31, 2007.

(b)

Pro Forma Financial Information. The pro forma financial information with respect to the transaction described in Item 2.01 and listed below is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference:

(i)	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2007.

(ii)	Unaudited Pro Forma Consolidated Statements of Income for the year ended December 31, 2007 and the three months ended March 31, 2008.

(iii)	Notes to the Unaudited Pro Forma Consolidated Balance Sheets and Statements of Income.

(d)	Exhibits.

Exhibit 23.1 - Consent of Smoak, Davis & Nixon, LLP

Exhibit 99.1 – Apex Home Healthcare Services, LLC. financial statements described at Item 9.01(a).

Exhibit 99.2 – Pro forma consolidated financial information described at Item 9.01 (b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2008	ALMOST FAMILY, INC.

By /s/ C. Steven Guenthner
C. Steven Guenthner
Senior Vice President and
Chief Financial Officer

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